EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, William Gallagher, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Nu Ride Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2025

/s/ William Gallagher
William Gallagher
Chief Executive Officer, President, Secretary, and Treasurer
(Principal Executive Officer and Principal Financial Officer)